UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2009

Piedmont Office Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

11695 Johns Creek Parkway, Johns Creek, Georgia 30097
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 418-8800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Suspension of Share Redemption Program

On November 24, 2009, the board of directors of Piedmont Office Realty Trust, Inc. (the “Registrant”) suspended its share redemption program (the “SRP”). No redemption requests received after the deadline of five business days before November 30, 2009 will be processed.

Presentation of Recast Financial Statements for the Years Ended December 31, 2008, 2007, and 2006

The Registrant is also filing this Current Report on Form 8-K to present its consolidated financial statements for the years ended December 31, 2008, 2007 and 2006, which have been recast from the financial statements included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the Registrant’s previously reported implementation of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements—An Amendment of ARB No. 51” (“SFAS No. 160”). SFAS No. 160, which the Registrant implemented on January 1, 2009, established new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The Registrant’s implementation of SFAS No. 160 had no impact on the Registrant’s total assets or liabilities, nor did it impact the Registrant’s revenues, earnings or cash position. Rather, the Registrant’s consolidated balance sheets have been recast solely to include “Non-controlling interest” as a separate item in the equity section, and the Registrant’s consolidated statements of income have been recast solely to separately present the amount of net income attributable to non-controlling interests and the amount of net income attributable to the Registrant. Such recast financial statements and related notes are attached as Exhibit 99.1 hereto. Neither this Report nor the Exhibits hereto reflect any events occurring on or after March 10, 2009 or modify or update the disclosures in the Registrant’s 2008 10-K that may have been affected by subsequent events. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Registrant’s 2008 10-K and other filings made with the Securities and Exchange Commission subsequent to the filing of the Registrant’s 2008 10-K, including any amendments to those filings. The Registrant’s consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009, and September 30, 2009 were presented in accordance with SFAS No. 160.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 8. Financial Statements and Supplementary Data

F-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT OFFICE REALTY TRUST, INC.

By:	/s/ Donald A. Miller, CFA
Donald A. Miller, CFA
Chief Executive Officer and President

Date: November 27, 2009

F-2

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Item 8. Financial Statements and Supplementary Data

F-3